UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

THE ADVISORS’ INNER CIRCLE FUND III
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

KNIGHTS OF COLUMBUS LARGE CAP GROWTH FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND III
One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of the Knights of Columbus Large Cap Growth Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”). The Meeting is scheduled to be held at 10:00 a.m., Eastern Time, on Friday, May 27, 2022 at the offices of SEI Investments Company, One Freedom Drive, Oaks, PA 19456. If you are a shareholder of record of the Fund as of the close of business on March 17, 2022, you are entitled to vote at the Meeting, and any adjournment or postponement of the Meeting.

At the Meeting, shareholders of the Fund will be asked to approve a change in the Fund’s classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment policy (the “Proposal”).

The Board of Trustees of the Trust has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as further described in the enclosed proxy statement.

Your vote is important to us. Please review the enclosed proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional voting information, please call shareholder services at 1-844-KC-FUNDS (1-844-523-8637).

Sincerely,

Michael Beattie

President

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience, along with instructions on how to vote over the internet or by telephone, should you prefer to vote by one of those methods.

KNIGHTS OF COLUMBUS LARGE CAP GROWTH FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND III
One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 27, 2022

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Knights of Columbus Large Cap Growth Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”), will be held on Friday, May 27, 2022 at 10:00 a.m. Eastern Time, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456.

At the Meeting, shareholders of record of the Fund (“Shareholders”) will be asked to approve a change in the Fund’s classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment policy, and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting and vote. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting at the Meeting.

Shareholders of record of the Fund at the close of business on March 17, 2022 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on May 27, 2022.

The proxy statement is available on the Internet at https://vote.proxyonline.com/AIC/docs/largecap2022.pdf.

By Order of the Board of Trustees

Michael Beattie
President

KNIGHTS OF COLUMBUS LARGE CAP GROWTH FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND III
One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 27, 2022

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors’ Inner Circle Fund III (the “Trust”) for use at the Special Meeting of Shareholders of Knights of Columbus Large Cap Growth Fund (the “Fund”) to be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on Friday, May 27, 2022 at 10:00 a.m. Eastern Time and at any adjourned or postponed session thereof (such special meeting and any adjournment or postponement thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Fund at the close of business on March 17, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about April 27, 2022.

The Trust currently offers two classes of shares of beneficial interest of the Fund (“Shares”): Class I Shares and Class S Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Fund had the following Shares issued and outstanding:

Share Class	Shares Issued and Outstanding
I Shares	8,454,029.103
Class S Shares	94,831.258

The Fund will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this proxy statement and its enclosures, legal fees, and solicitation costs.

In this proxy statement, the term “Board” refers to the Board of Trustees of the Trust, and the term “Trustee” refers to each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.” The Advisors’ Inner Circle Fund III is referred to in this proxy statement as the “Trust.” The Knights of Columbus Large Cap Growth Fund is referred to in this proxy statement as the “Fund.”

PROPOSAL: TO APPROVE A CHANGE IN THE FUND’S CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE THE FUND’S RELATED FUNDAMENTAL INVESTMENT POLICY

It is proposed that shareholders of the Fund approve a change in the Fund’s classification under the 1940 Act from “diversified” to “non-diversified” and the elimination of the Fund’s related fundamental investment policy. A change in the Fund’s classification from “diversified” to “non-diversified” requires shareholder approval under the 1940 Act.

Under the 1940 Act, a mutual fund is classified as “diversified” or “non-diversified”, which governs its ownership of securities of issuers. The Fund currently is classified as a diversified fund for purposes of the 1940 Act and has adopted a related fundamental investment policy, which prohibits it from making any investment inconsistent with its classification as a “diversified” fund. As a “diversified” fund, the Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies, such as mutual funds) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Pursuant to the Fund’s “diversified” classification, the Fund is currently limited in its ownership of securities of any single issuer.

Following the recommendation of the Fund’s investment adviser, Knights of Columbus Asset Advisors LLC (the “Adviser”), the Board has approved a change to the Fund’s classification under the 1940 Act to “non-diversified” and a change to the Fund’s related fundamental investment policy, subject to the approval of the Fund’s shareholders. This fundamental investment policy, which may only be changed with shareholder approval, currently provides:

“[The] Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.”

If shareholders approve the Proposal to change the Fund’s classification to “non-diversified”, the Fund’s related fundamental investment policy will be eliminated. No material changes to the manner or process by which the Fund is managed are expected if the Proposal is approved.

The Adviser believes that changing the Fund’s classification to “non-diversified” is in the best interests of the Fund and its shareholders because it provides the Fund’s portfolio managers additional flexibility in implementing the Fund’s investment strategy, while remaining compliant with the limits of the 1940 Act. The Fund’s primary benchmark index, the Russell 1000 Growth Index (the “Index”) has become more concentrated in certain issuers. Certain Index constituents have grown to each represent more than 5% of the Index, at times, 25% or more of the Index in the aggregate. The Index is an unmanaged index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Currently, the Fund is not able to invest in these large Index constituents in similar proportions as the Index because of the Fund’s “diversified” classification. Although the Fund is not an index fund, it does select securities from the Index’s universe and its performance is measured against the Index. The Adviser believes changing the Fund’s status to “non-diversified” would allow the Fund’s portfolio managers to implement the Fund’s investment strategy more effectively by providing the portfolio managers enhanced flexibility to invest a greater portion of the Fund’s assets in one or more of these large Index constituents, if desired for investment purposes pursuant to the Adviser’s investment process. The Adviser believes this enhanced flexibility would allow the Fund to continue to grow unconstrained by the diversification limits. The Adviser does not currently expect that the change in the Fund’s classification will result in a significant change in the portfolio composition of the Fund. The Adviser also does not expect any adverse tax consequences as a result of the Proposal.

If the shareholders approve the Proposal, the Fund may be subject to additional investment risks. As a “non-diversified” fund, the Fund would be permitted to invest a greater portion of its assets in a single issuer or small group of issuers than a “diversified” fund. “Non-diversified” funds typically hold fewer securities than “diversified” funds do. Consequently, the change in value of any one security may affect the overall value of a “non-diversified” portfolio more than it would a “diversified” portfolio. A “non-diversified” fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a “diversified” fund, and may be more susceptible to greater losses because of such developments. In addition, concentrated ownership of issuers may make the Fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests.

Although the Fund would no longer be subject to the 1940 Act diversification requirements, if the shareholders of the Fund approve the Proposal at the Meeting, the Fund intends to continue to comply with the federal tax diversification requirements under Subchapter M of the Internal Revenue Code (“IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company”. As a regulated investment company under the IRC, the Fund must diversify its holdings so that, in general, at the end of each quarter of its taxable year, (i) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

A “non-diversified fund” may from time to time temporarily operate in a “diversified” manner without losing its “non-diversified” status. As a result, at times, the Fund may not take advantage of the greater flexibility afforded to a “non-diversified” fund.

At a meeting held on March 17, 2022, the Board considered the recommendation of the Adviser to change the Fund’s classification to “non-diversified” and to eliminate the Fund’s related fundamental investment policy. The Board considered all relevant factors, including the potential impact on the Fund and its risk profile and the estimated costs associated with seeking shareholder approval of the proposed change for the Fund. Based on its consideration of these matters, including the Adviser’s recommendation, the Board unanimously approved the change in the Fund’s classification from “diversified” to “non-diversified” and the elimination of the Fund’s related fundamental investment policy.

REQUIRED VOTE

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding shares” of the Fund. A “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

If shareholders of the Fund approve the Proposal, the change in the Fund’s classification from “diversified” to “non-diversified” will become effective when the Fund’s registration statement is revised or supplemented to reflect the approval of the Proposal. If shareholders of the Fund do not approve the Proposal, the Fund will continue to be a diversified fund and remain subject to the related fundamental investment policy.

VOTING AUTHORITY OF KNIGHTS OF COLUMBUS

The Adviser is a wholly-owned subsidiary of Knights of Columbus, a fraternal benefit society organized under the laws of the State of Connecticut. The Adviser is responsible for the day-to-day management of one or more accounts or funds of Knights of Columbus, including its proprietary general account investment portfolio (the “Accounts”).

The Accounts have authorized Knights of Columbus to vote proxies on their behalf. Accordingly, Knights of Columbus has the authority to vote, on behalf of the Accounts, the shares of the Fund held by the Accounts. Knights of Columbus will vote any shares of the Fund over which it has voting authority consistent with its proxy voting process. Pursuant to its process, Knights of Columbus convened a meeting of its Executive and Finance Committee (the “Committee”) for the purpose of reviewing and resolving any apparent or potential conflicts of interest. The Committee consists of various leaders of Knights of Columbus, including the Adviser’s President/Chief Investment Officer. At its meeting, the Committee determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to Knights of Columbus voting on the Proposal, and that the proxies with respect to the shares of the Fund held by Accounts shall be voted FOR the approval of the Proposal. In reaching its conclusion, the Committee considered a number of factors. A summary of the material factors considered by the Committee in connection with its determination that the Proposal does not raise any material conflicts of interest is set forth below.

The Committee considered the Board’s considerations and conclusions with respect to approving the Proposal. The Committee also considered the potential benefits to shareholders if the Proposal is approved. In this regard, the Committee considered that changing the Fund’s classification will, among other things, allow the Adviser to more effectively implement the Fund’s investment strategy and better enable the Fund to pursue its investment objective of seeking long-term capital appreciation. The Committee considered that the Adviser’s recommendation was driven by the Index becoming more concentrated in certain issuers and that the Adviser has no control over the composition or weighting of the Index. In addition, the Committee considered that the reclassification is not expected to result in any significant repositioning of the Fund’s portfolio and, therefore, that the Fund is not expected to incur material portfolio transaction costs as a result of the classification. The Committee further considered that the reclassification will not change the Fund’s investment objective or principal strategies and is not expected to materially impact the manner or process by which the Fund is managed. The Committee considered that, while the Fund’s operation as a non-diversified fund may involve additional investment risk, the Fund intends to continue to comply with federal tax diversification requirements under Subchapter M of the IRC. Following careful analysis and consideration of all relevant factors, including those summarized above, the Committee concluded that the change in the Fund’s classification from “diversified” to “non-diversified” and the elimination of the Fund’s related fundamental investment policy are in the best interests of the Fund and its shareholders.

As of the Record Date, Knights of Columbus, on behalf of the Accounts, was believed to possess voting authority with respect to approximately 32.5% of the outstanding shares of the Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE CHANGE IN THE FUND’S CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND THE ELIMINATION OF THE FUND’S RELATED FUNDAMENTAL INVESTMENT POLICY.

ADDITIONAL INFORMATION

OWNERSHIP OF THE FUND

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the shares of a class of the Fund. As of the Record Date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Class I Shares

Name and Address	Percent
KNIGHTS OF COLUMBUS GENERAL ACCOUNT 1 COLUMBUS PLAZA NEW HAVEN, CT 06510-3325	23.4%

Name and Address	Percent
ASSETMARK TRUST COMPANY FBO ASSETMARK, INC & MUTUAL CLIENTS & FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE 7TH FLOOR PHOENIX, AZ 85012-2425	12.3%

Name and Address	Percent
KOFC CHARITIES USA MONEY MARKET 1 COLUMBUS PLAZA NEW HAVEN, CT 06510-3325	6.5%

Name and Address	Percent
NABANK & CO. PO BOX 2180 TULSA, OK 74101-2180	5.3%

Class S Shares

Name and Address	Percent
T ROWE PRICE RETIREMENT PLAN SVCS FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS, MD 21117-4903	94.9%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust’s transfer agent.

SERVICE PROVIDERS

The Adviser is located at One Columbus Plaza, New Haven, Connecticut 06510.

SEI Investments Distribution Co., the Distributor, and SEI Investments Global Funds Services, the Administrator, are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of the Fund’s annual report dated October 31, 2021, which covers the period from November 1, 2020 to October 31, 2021, or semi-annual report dated April 30, 2021, which covers the period from November 1, 2020 to April 30, 2021, shareholders may call 1-844-KC-FUNDS (1-844-523-8637) or write to the Fund at: Knights of Columbus Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Knights of Columbus Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Copies of the Fund’s annual and semi-annual reports are also available online at www.kofcassetadvisors.org.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement because inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders wishing to submit written communications to the Board or an individual Trustee should send their communications to Knights of Columbus Funds, c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

VOTING, QUORUM AND OTHER MATTERS

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend the Meeting in-person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in-person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-844-KC-FUNDS (1-844-523-8637).

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers, such as the Adviser, of the Fund, who will not be paid for these services, and/or AST Fund Solutions (“AST”), that has been retained by the Fund for solicitation services for an estimated fee of $700, plus out-of-pocket expenses. Pursuant to this arrangement, AST has agreed to contact shareholders, banks, brokers, and proxy intermediaries to solicit votes for the Meeting.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment or postponement thereof according to the instructions on the proxy card. If no contrary direction is given on an executed proxy card, it will be voted FOR the change in the Fund’s classification under the 1940 Act from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment policy.

If your shares are held of record by a broker-dealer, you may still attend the Meeting, but if you wish to vote during the course of the Meeting, you must first obtain a “legal proxy” from the applicable nominee/record holder. We note that obtaining a legal proxy may take several days. Legal proxies must be submitted to AST by 2:00 p.m. Eastern Time, on May 26, 2022.

The presence at the Meeting or by proxy of shareholders of the Fund holding more than thirty-three and one-third percent (33 1/3%) of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

“Broker non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal.

However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. Because the Proposal is considered non-routine and is the only proposal expected to be voted on at the Meeting, the Trust does not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Trust expects that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposal.

If a quorum is not present at the Meeting, if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. Abstentions will not be counted for or against such proposal to adjourn. The Fund will bear the costs of any additional solicitations and any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

By Order of the Board of Trustees

Michael Beattie
President

FORM OF PROXY CARD

Knights of Columbus Asset Advisors®

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

SAMPLE BALLOT ONLY

KNIGHTS OF COLUMBUS LARGE CAP GROWTH FUND

A SERIES OF THE ADVISORS' INNER CIRCLE FUND III

The undersigned shareholder of Knights of Columbus Large Cap Growth Fund (the "Fund"), a series of The Advisors' Inner Circle Fund III (the "Trust"), hereby nominates, constitutes and appoints Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund that the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held on May 27, 2022 at 10:00 a.m., Eastern Time at the offices of SEI Investments Company at One Freedom Valley Drive, Oaks, PA 19456, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present, on the proposal set forth below. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

If you need additional information, please call shareholder services at (866) 796-7178.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 27, 2022. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/AIC/docs/largecap2022.pdf

KNIGHTS OF COLUMBUS LARGE CAP GROWTH FUND

FORM OF PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING